Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Klaus Roewe, the Chief Executive Officer, and Oliver Vogelgesang, the Chief Financial Officer of Lilium N.V. (the “Company”), hereby certify, that, to their knowledge:

1.

the Annual Report on Form 20-F for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2024	/s/ Klaus Roewe
Klaus Roewe Chief Executive Officer
(Principal Executive Officer)

Date: March 15, 2024	/s/ Oliver Vogelgesang
Oliver Vogelgesang Chief Financial Officer
(Principal Financial Officer)